CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

Supplement dated December 2, 2011
To Prospectus and Statement of Additional Information dated January 28, 2011

The meeting of shareholders of the Fund scheduled for November 18, 2011 has been adjourned to December 12, 2011.  The meeting was called to consider a new investment advisory agreement with Capstone Asset Management Company (“CAMCO”), the Fund’s investment adviser.  The terms of the new agreement are not materially different from those of the current agreement, except for the date of its commencement and term.  The fee schedule is the same as that in the current agreement.  At the meeting, shareholders are also being asked to elect Trustees for the Fund and to amend the Fund’s fundamental policy regarding repurchase offers to change the repurchase request deadline for the Fund’s annual repurchase offer from the last business day of September to the last business day of August.

The reason for seeking shareholder approval of a new investment advisory agreement is an anticipated change of control of Capstone Financial Services, Inc. (“CSFI”), the parent company of CAMCO.  Edward L. Jaroski and Dan Watson, the founders of CSFI, are currently deemed, under applicable law, to control CSFI because each owns over 25% of the outstanding voting securities of CSFI.  In January, 2012, Mr. Watson is expected to sell all his shares of CSFI to Steward Financial Holdings, Inc. and Mr. Jaroski will convert his voting shares to shares with lesser voting rights.  Mr. Watson will retire from CSFI, but Mr. Jaroski will continue as President and Director.  As a result of the described share transactions, Steward Financial Holdings, Inc., which is already a shareholder of CSFI, will hold sufficient voting shares of CSFI to be deemed to have control and Messrs. Jaroski and Watson will no longer be deemed to have control.  Under applicable law, this change of control of CSFI, and thus of CAMCO, requires that the Funds’ investment advisory agreements terminate.  A new investment advisory agreement to provide for ongoing management of the Fund following the change of control must be approved by vote of a majority of the Fund’s outstanding shares, as defined by applicable law.  The CSFI share ownership changes described above are not expected to change the operations of CAMCO or the Funds in any material way.

Steward Financial Holdings, Inc. (“SFH”), 1661 N. Boonville Avenue, Springfield, MO 65803-2751, is a holding company.  SFH is a wholly owned, for profit subsidiary, of AG Financial Services Group (AGFSG).  AGFSG was organized by the Assemblies of God Church in 1998.